UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

JAMMIN JAVA CORP.
 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
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(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
(2) Form, Schedule or Registration Statement No.: ____________________________
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(4) Date Filed: __________________________

Jammin Java Corp.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	July 16, 2014
	TIME:	3:00 p.m. local time
	LOCATION:	The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/JAMN and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/JAMN

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before July 2, 2014.

you may enter your voting instructions at https://www.iproxydirect.com/JAMN until 11:59 pm eastern time July 15, 2014.

The purposes of this meeting are as follows:

1.     To elect three (3) Directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal.

2.         To ratify the Company’s 2012 Amended and Restated Equity Incentive Plan.

3.     To ratify the Company’s 2013 Equity Incentive Plan.

4.     To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s independent auditors for the fiscal years ending January 31, 2014 and 2015.

5.         To consider a non-binding advisory vote on compensation of our named executive officers.

6.         To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

7.     To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

8.         To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on May 23, 2014 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for all’ in proposal 1, ‘for’ proposals 2 through 5 and proposal 7 and for ‘three years’ in proposal 6, above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Jammin Java Corp. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT